UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 6, 2020
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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MT		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5390
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 06, 2020, First Interstate BancSystem, Inc. (the "Company") realigned its executive officers, adding a Chief Strategy Officer. The new role will be dedicated to addressing the increasing complexity of growing a successful financial institution in a dynamic environment while considering developments, opportunities and risks with potential to impact the business long term.
Effective immediately, Renee Newman, age 50, will serve as the institution's Chief Strategy Officer. Newman has been Chief Banking Officer since early 2018 and has been instrumental in leading efforts to adopt greater strategic focus and alignment across business lines. Newman joined First Interstate in October 2017 to lead Wealth Management and Client Experience. She contributes more than 25 years of diverse banking experience, spanning commercial, real estate and wealth management across community, regional and large financial institutions.
Russ Lee, age 63, Executive Vice President Special Projects, will assume the role of Chief Banking Officer. Lee will be instrumental in expanding our traditional community banking focus, which includes retail and commercial banking, as well as wealth management. Lee is a strong leader and has more than 40 years of community banking experience, including serving as president and CEO of Inland Northwest Bank, president of Skagit Bank and president of Peoples Bank.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Press Release dated January 6, 2020 announcing the realignment of the Executive team and appointment of Renee L. Newman as Chief Strategy Officer and Russ Lee as Chief Banking Officer.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 6, 2020

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer